Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certifies, in his capacity as an officer of Ore Pharmaceuticals Inc. (the “Company”), for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

•
The Quarterly Report of the Company on Form 10-Q for the quarterly period ended March 31, 2009, as filed with the Securities and Exchange Commission as of the date hereof (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	May 15, 2009	By:	/s/ Mark J. Gabrielson
Mark J. Gabrielson
President, Chief Executive Officer and
Principal Financial Officer